Summary of Significant Accounting Policies: Finance Leases (Policies)	12 Months Ended
Dec. 31, 2011
Recently Issued Accounting Pronouncements:
Finance Leases

(o)            Finance leases

The cost of equipment acquired under capital (finance) lease contracts is measured at the lower of its fair value or the present value of the minimum lease payments, and reflected in the balance sheet at the measured amount less accumulated depreciation. The cost of the equipment is subject to an annual impairment review as described in Note 2(n). Capital lease liabilities are divided into long-term and current portions based on the agreed payment schedule and discounted using the lessor’s implicit interest rate. Depreciation of assets acquired under the capital (finance) lease is included in the depreciation charge for the period.